UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2025

NB BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-41899	93-2560883
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

1063 Great Plain Avenue, Needham, Massachusetts		02492
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 444-2100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	NBBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on June 5, 2025, NB Bancorp, Inc. (“Needham”), the holding company for Needham Bank, Needham Bank, 1828 MS Inc., a wholly owned subsidiary of Needham formed solely to facilitate the transaction (“Merger Sub”), Provident Bancorp, Inc. (“Provident”), the holding company for BankProv, and BankProv entered into an Agreement and Plan of Merger (the “Merger Agreement”). Under the Merger Agreement, Needham will acquire Provident through the merger of Merger Sub with and into Provident, with Provident as the surviving entity (the “Merger”), followed by the merger of Provident with and into Needham, with Needham as the surviving entity (the “Holdco Merger”). Immediately following the Holdco Merger, at 12:03 a.m. (Eastern Time), BankProv will merge with and into Needham Bank, with Needham Bank as the surviving entity (the “Bank Merger” and, together with the Merger and the Holdco Merger, the “Merger Transaction”).

On November 14, 2025, Needham and Provident jointly issued a press release announcing that:

•	All closing conditions under the Merger Agreement have been satisfied and the parties have initiated steps to complete the Merger Transactions.

•	The Merger Transaction will become effective shortly after midnight (Eastern Time) on November 15, 2025 (the “Effective Time”).

•	The conversion of BankProv products and services to Needham Bank’s products and services is scheduled to occur over the weekend beginning on November 15, 2025.

•	Needham has appointed Joseph B. Reilly to become a director of Needham and Needham Bank, effective as of the Effective Time, in accordance with the terms of the Merger Agreement.

•	As previously disclosed, the deadline was 5:00 p.m. (Eastern Time) on November 7, 2025 for holders of Provident common stock to elect their preferred form of merger consideration by completing the election materials previously sent to such holders. On November 13, 2025, Needham and Provident announced the results of the allocation and proration procedures set forth in the Merger Agreement.

•	November 14, 2025 will be the last day on which Provident common stock will trade.

A copy of the November 14, 2025 press release is provided herewith as Exhibit 99.1 and incorporated herein by reference.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Needham and Provident, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Needham cautions that the forward-looking statements in this Current Report are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Needham’s and Provident’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (1) changes in general economic, political, or industry conditions; (2) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; (3) volatility and disruptions in global capital and credit markets; (4) movements in interest rates; (5) the resurgence of elevated levels of inflation or inflationary pressures in the United States and the Needham and Provident market areas; (6) increased competition in the markets of Needham and Provident; (7) success, impact, and timing of business strategies of Needham and Provident; (8) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; (9) the expected impact of the proposed transaction between Needham and Provident on the combined entities’ operations, financial condition, and financial results; (10) the outcome of any legal proceedings that may be instituted against Needham or Provident; (11) the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Needham and Provident do business;; (12) diversion of management’s attention from ongoing business operations and opportunities; (13) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (14) the dilution caused by Needham’s issuance of additional shares of its capital stock in connection with the proposed transaction; (15) a deterioration of the credit rating for U.S. long-term sovereign debt or uncertainty regarding U.S. fiscal debt, deficit and budget matters; (16) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; (17) severe weather, natural disasters, acts of war or terrorism, geopolitical instability or other external events, including as a result of changes in U.S. presidential administrations or Congress, including potential changes in U.S. and international trade and tariff policies and the resulting impact on Needham and Provident and their respective customers; and (18) other factors that may affect the future results of Needham and Provident.

Additional factors that could cause results to differ materially from those described above can be found in Needham’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with the U.S. Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Needham’s website, www.nbbancorp.com, under the heading “SEC Filings” and in other documents Needham files with the SEC, and in Provident’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with and available in the “Investor Relations” section of Provident’s website, www.bankprov.com, under the heading “SEC Filings” and in other documents Provident files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Needham nor Provident assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

d. The following exhibits are included with this Report:

Exhibit Index

Exhibit #	Exhibit Description
99.1	Joint press release of NB Bancorp, Inc. and Provident Bancorp, Inc. dated November 14, 2025.
104	Cover page interactive data file (formatted as inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NB BANCORP, INC.

DATE: November 14, 2025	By:	/s/ Jean-Pierre Lapointe
Jean-Pierre Lapointe Executive Vice President and Chief Financial Officer